Exhibit 10.6
SECURITY AGREEMENT
     This SECURITY AGREEMENT (this “Agreement”) is made as of this 12th day of March, 2010 among the Grantors listed on the signature pages hereof and those additional entities that from time to time hereafter become parties hereto by executing the form of supplement attached hereto as Exhibit A (collectively, jointly and severally, the “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as collateral agent for the Secured Parties (as defined below) (together with its successors and assigns, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Zayo Group, LLC, a Delaware limited liability company (the “Administrative Borrower”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors (the “Guarantors”), the financial institutions party thereto from time to time as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the administrative agent for the Lenders (together with its successors and assigns, the “Administrative Agent”), and SunTrust Bank, as Collateral Agent, the Lender Group is willing to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof;
     WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Indenture”), by and among the Borrower, the Guarantors and The Bank of New York Mellon Trust Company, N.A. , as indenture trustee for the holders of the Senior Note Indebtedness (as defined below) (the “Trustee”; together with the Lender Group, Collateral Agent and the holders from time to time of the Senior Note Indebtedness, and any Additional Loan and Notes Secured Parties (as defined in the Intercreditor Agreement), the “Secured Parties”), the Borrowers issued or propose to issue their 10.25% Senior Secured Notes due 2017 in the original principal amount of $250,000,000 (the “Senior Note Indebtedness”);
     WHEREAS, Collateral Agent has agreed to act as collateral agent for the benefit of the Secured Parties in connection with the transactions contemplated by this Agreement, the Credit Agreement, the Indenture and any Additional Loan and Notes Agreement (as defined in the Intercreditor Agreement); and
     WHEREAS, in order to induce the Secured Parties to enter into the Credit Agreement, the other Loan Documents, the Indenture and the other Senior Note Documents, and any Additional Loan and Notes Agreements (as defined in the Intercreditor Agreement), as applicable, and to induce the Secured Parties to make financial accommodations to the

Borrowers as provided for in the Credit Agreement and the Indenture, or constituting Additional Loan and Notes Obligations (as defined in the Intercreditor Agreement), as applicable, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all of the present and future obligations of Grantors arising from this Agreement, the Credit Agreement, the other Loan Documents, the Bank Products Documents, the Indenture and the other Senior Note Documents, including under any Guaranty, (b) all other Obligations and Senior Note Indebtedness, and (c) Additional Loan and Notes Obligations (as defined in the Intercreditor Agreement), including, in the case of each of clauses (a),(b) and (c), attorneys’ fees and expenses and any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (clauses (a), (b) and (c) being hereinafter referred to as the “Secured Obligations”);
     NOW, THEREFORE, for and in consideration of the recitals made above, the financial accommodations provided under the Credit Agreement and the Indenture which directly or indirectly benefit the Grantors, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition herein shall have the meanings ascribed thereto in the Credit Agreement. Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
          (a) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing or related to such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).
          (b) “Borrower” has the meaning specified therefor in the recitals to this Agreement.
          (c) “Chattel Paper” means chattel paper (as that term is defined in the UCC) and includes tangible chattel paper and electronic chattel paper.
          (d) “Collateral” has the meaning specified therefor in Section 2.
          (e) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the UCC), and includes those commercial tort claims listed on Schedule 1.
          (f) “Copyrights” means copyrights and copyright registrations, including the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 2, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding to the foregoing throughout the world.
          (g) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Copyrights.
          (h) “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.
          (i) “Deposit Account” means any deposit account (as that term is defined in the UCC).
          (j) “Equipment” means equipment (as that term is defined in the UCC).
          (k) “Event of Default” means an Event of Default as defined in either the Credit Agreement or the Indenture or any Additional Loan and Notes Agreements (as defined in the Intercreditor Agreement).
          (l) “Foreign Stock Subsidiary” has the meaning specified therefor in Section 2.
          (m) “General Intangibles” means general intangibles (as that term is defined in the UCC) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated Equity Interests not constituting a security (as defined in the UCC), and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
          (n) “Grantor” and “Grantors” have the meanings specified therefor in the recitals to this Agreement.

          (o) “Guarantors” has the meaning specified therefor in the recitals to this Agreement.
          (p) “Indenture” has the meaning specified in the recitals to this Agreement.
          (q) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks and trade secrets, the goodwill associated with such Trademarks and trade secrets and customer lists.
          (r) “Intellectual Property Licenses” means rights under or interest in any Patent, Trademark, Copyright or other Intellectual Property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 3, and the right to use the foregoing in connection with the enforcement of the Secured Parties’ rights under the Loan Documents and the Senior Note Documents, including this Agreement and the other Security Documents, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.
          (s) “Inventory” means inventory (as that term is defined in the UCC).
          (t) “Investment Related Property” means (i) investment property (as that term is defined in the UCC), and (ii) all of the following regardless of whether classified as investment property under the UCC: all Pledged Interests; Pledged Operating Agreements; and Pledged Partnership Agreements.
          (u) “Lenders” has the meaning specified therefor in the recitals to this Agreement.
          (v) “Negotiable Collateral” means letters of credit, letter of credit rights, instruments, promissory notes, drafts and documents (as such terms are defined in the UCC).
          (w) “Patents” means patents and patent applications, including the patents and patent applications listed on Schedule 4, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding to the foregoing throughout the world.
          (x) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit C attached hereto, pursuant to which Grantors have granted to Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Patents.

          (y) “Pledged Companies” means, each Person listed on Schedule 5 as a “Pledged Company”, together with each other Subsidiary of any Grantor, all or a portion of whose Equity Interests, is acquired or otherwise owned by a Grantor after the Agreement Date.
          (z) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor, regardless of class or designation, including, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of Collateral Agent or any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to Collateral Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.
          (aa) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit D to this Agreement.
          (bb) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.
          (cc) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.
          (dd) “Proceeds” has the meaning specified therefor in Section 2.
          (ee) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.
          (ff) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
          (gg) “Refinance” means, in respect of any indebtedness, to refinance, extend, renew, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement, and the terms “Refinanced” and “Refinancing” have correlative meanings.

          (hh) “Secured Obligations” has the meaning specified in the recitals to this Agreement.
          (ii) “Securities Account” means any securities account (as that term is defined in the UCC).
          (jj) “Security Interest” has the meaning specified therefor in Section 2.
          (kk) “Secured Parties” has the meaning specified in the recitals to this Agreement.
          (ll) “Senior Note Holders” has the meaning specified in the recitals to this Agreement.
          (mm) “Senior Notes” has the meaning specified in the recitals to this Agreement
          (nn) “Supporting Obligations” means supporting obligations (as such term is defined in the UCC), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property.
          (oo) “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding to the foregoing throughout the world.
          (pp) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit E attached hereto, pursuant to which Grantors have granted to Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Trademarks.
          (qq) “Trustee” has the meaning specified in the recitals to this Agreement.
          (rr) “URL” means “uniform resource locator,” an internet web address.
     2. Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”, subject to the succeeding paragraph):

          (a) all of such Grantor’s Accounts;
          (b) all of such Grantor’s Books;
          (c) all of such Grantor’s Chattel Paper;
          (d) all of such Grantor’s interest with respect to any Deposit Account;
          (e) all of such Grantor’s Equipment and fixtures;
          (f) all of such Grantor’s General Intangibles;
          (g) all of such Grantor’s Inventory;
          (h) all of such Grantor’s Investment Related Property;
          (i) all of such Grantor’s Negotiable Collateral;
          (j) all of such Grantor’s rights in respect of Supporting Obligations;
          (k) all of such Grantor’s interest with respect to any Commercial Tort Claims;
          (l) all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Collateral Agent or any Secured Party; and
          (m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Collateral Agent from time to time with respect to any of the Investment Related Property.
     Notwithstanding any of the other provisions set forth in this Section 2 to the contrary, the term Collateral and the terms set forth in this Section 2 defining the components of Collateral (and the defined terms which such components directly or indirectly comprise in turn) shall not include, and this Agreement shall not constitute a grant of a security interest in (i) any intent-to-

use United States trademark application for which an amendment to allege use or statement of use has not been filed and accepted by the United States Patent and Trademark Office (provided that each such intent-to-use application shall be considered Collateral immediately and automatically upon such filing and acceptance), (ii) any instrument, Investment Related Property (to the extent issued by or pertaining to a Person other than a Grantor or a Subsidiary thereof), contract, license, permit or other General Intangible which by its terms, or under Applicable Law, or (in the case of such Investment Related Property) by the terms of any applicable organizational document or bylaws or similar agreement, cannot be, or requires any consent (which has not been obtained) to be, pledged, transferred or assigned by Grantor, or to the extent that granting a security interest therein without a consent, waiver, or amendment (which has not been obtained) would result in a breach or default under, or give rise to a right by any party to terminate, the instrument, Investment Related Property (or applicable organizational document or bylaws or similar agreement), contract, license, permit or General Intangible (in each case after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law); provided, however, that with respect to any potential Collateral described in this clause (ii) requiring a consent, waiver or amendment prior to the effective grant of a security interest, the affected Grantor shall have used commercially reasonable efforts to obtain such consent, waiver or amendment, (iii) any FCC License or any State PUC License, solely at such times and to the extent that a security interest in such FCC License or such State PUC License is not permitted under Applicable Law, (iv) any Equity Interests of (x) a Person formed under the laws of a jurisdiction other than the United States or any State of the United States or the District of Columbia or (y) a Person that is a “controlled foreign corporation” (or several thereof) as defined in Section 957(a) of the Code (any such Person described in clause (x) or (y), a “Foreign Stock Subsidiary”) in excess of 65% of the outstanding Equity Interests of such Foreign Stock Subsidiary and any Equity Interests of a Subsidiary of any Foreign Stock Subsidiary, (v) any property owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money or capital or finance lease obligation permitted to be incurred pursuant to the Credit Agreement and the Indenture if (and in each case only for so long as) the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money, project financing or capital or finance lease obligation) prohibits the creation of any other Lien on such property, except to the extent that the term in such contract or other agreement providing for such prohibition is ineffective under Applicable Law, and (vi) any Equity Interests or other securities of any Subsidiary of a Grantor in excess of the maximum amount of such Equity Interests or securities that could be included in the Collateral without creating a requirement pursuant to Rule 3-16 of Regulation S-X under the Securities Act for separate financial statements of such Subsidiary to be included in filings by any direct or indirect parent of such Subsidiary with the SEC.
     3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent or any Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

     4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral in accordance with their terms, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent or any Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, the other Loan Documents, the Indenture and the other Senior Note Documents, Grantors shall have the right to possession and enjoyment of the Collateral, subject to and upon the terms hereof and of the Credit Agreement, the other Loan Documents, the Indenture and the other Senior Note Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor owning such Pledged Interests from time to time until the occurrence of an Event of Default and until Collateral Agent shall notify the applicable Grantor of Collateral Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 16.
     5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:
          (a) The exact legal name of each of the Grantors as of the Agreement Date is set forth on the signature pages of this Agreement or on a written notice provided to Collateral Agent pursuant to Section 8.7(e) of the Credit Agreement. No Grantor conducts as of the Agreement Date, and, during the five-year period immediately preceding the Agreement Date, no Grantor has conducted, business under any trade name or other name other than those set forth on Schedule 7.
          (b) Such Grantor’s organizational identification number (within the meaning of Section 9-516(b)(5)(C)(iii) of the applicable provision of the Uniform Commercial Code in effect in the state applicable to such Grantor), and its chief executive office, principal place of business and the place where such Grantor maintains its records concerning the Collateral are set forth, as of the Agreement Date, on Schedule 7. If such Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the state under whose law such registered organization was organized is set forth, as of the Agreement Date, on Schedule 7.
          (c) Schedule 8 sets forth all Real Property owned by Grantors (and constituting ownership in fee simple) as of the Agreement Date, except for Real Property with a value less than $350,000.
          (d) As of the Agreement Date, no Grantor has any interest in, or title to, any registered Copyrights, Patents, or Trademarks, or material Intellectual Property Licenses, except as set forth on Schedules 2, 4, 6, and 3, respectively. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 9, all action necessary or desirable to perfect the Security Interest in and to each Grantor’s registered Patents, Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor. No Grantor has any interest in any Copyright that is necessary in connection with the operation of such Grantor’s business, except (i) for those Copyrights identified on Schedule 2 which have been registered with the United States Copyright Office or (ii) for those Copyrights which the failure to register with the United State Copyright Office could not reasonably be expected to have a Materially Adverse Effect.
          (e) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, all filings and other actions necessary to perfect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 9. Upon the making of such filings, Collateral Agent shall have a first priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement subject only to Permitted Liens. All action reasonably required by Collateral Agent by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.
          (f) (i) Except for the Security Interest created hereby, other Liens created by the Credit Agreement, the other Loan Documents, the Indenture, the Senior Note Documents, any Additional Loan and Notes Agreement (as defined in the Intercreditor Agreement) and other Permitted Liens, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Agreement Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 5, as supplemented or modified by any Pledged Interests Addendum or any supplement in the form attached hereto as Exhibit A; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property pledged by such Grantor to Collateral Agent as provided herein; (iv) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, Collateral Agent’s Security Interest in the Investment Related Property, and the proceeds thereof, will have been duly taken, (A) upon the execution and delivery of this Agreement, (B) upon the taking of possession by Collateral Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor, (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 9 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, (D) with respect to any Securities Accounts, upon the delivery of Blocked Account Agreements with respect thereto and (E) with respect to any uncertificated Pledged Interests, upon a notation with respect to the Lien of Collateral Agent being recorded in the appropriate corporate books and/or records of the applicable Grantor; and (v) each Grantor has delivered to and deposited with Collateral Agent (or, with respect to any Pledged Interests created or obtained after the Agreement Date, will deliver and deposit in accordance with Sections 6(a) and 8) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. In addition, no effective financing statement or other instrument similar in effect covering all or any part of the Pledged Interests or listing any Grantor as debtor with respect thereto, is on file in any recording office, having been authorized by such Grantor, except as may have been filed in favor of Collateral Agent pursuant to this Agreement.
          (g) If, except as contemplated by Section 9, any consent, approval, authorization, or other order or other action by, or any notice to or filing with, any Governmental Authority or any other Person that has not been obtained is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally, then, upon the reasonable request of Collateral Agent, each Grantor agrees to use its commercially reasonable efforts to assist Collateral Agent in obtaining as soon as practicable any such necessary approvals or consent for the exercise of any such remedies and rights.
     6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Collateral Agent and the Secured Parties that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23:
          (a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral (except for a letter of credit or instrument with a face amount less than $50,000, individually, or $100,000, in the aggregate), Investment Related Property, or Chattel Paper (except for Chattel Paper in a face amount less than $50,000, individually, or $100,000, in the aggregate), and if and to the extent that perfection or priority of Collateral Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly upon the request of Collateral Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be reasonably requested by Collateral Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral (except for a letter of credit or instrument with a face amount less than $50,000, individually, or $100,000, in the aggregate), Investment Related Property, or Chattel Paper (except for Chattel Paper in a face amount less than $50,000, individually, or $100,000, in the aggregate) to Collateral Agent, together with such undated powers endorsed in blank as shall be reasonably requested by Collateral Agent;
          (b) Chattel Paper.
               (i) Each Grantor shall take all steps necessary to grant Collateral Agent control of all electronic Chattel Paper (except for Chattel Paper in a face amount less than $50,000, individually, or $100,000, in the aggregate) in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and
               (ii) If any Grantor retains possession of any Chattel Paper or instruments (except for Chattel Paper or instruments in a face amount less than $50,000, individually, or $100,000, in the aggregate) (which retention of possession shall be subject to the extent permitted hereby, by the other Loan Documents and the other Senior Note Documents), promptly upon the request of Collateral Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of SunTrust Bank, as Collateral Agent for the benefit of the Secured Parties”;
          (c) Control Agreements.
               (i) Each Grantor shall obtain an authenticated Blocked Account Agreement from each bank holding a Deposit Account, in form and substance satisfactory to Collateral Agent, to the extent required pursuant to Section 6.13 of the Credit Agreement and Section 11.08 of the Indenture; and
               (ii) Each Grantor shall obtain an authenticated Blocked Account Agreement from each bank holding a Securities Account, in form and substance satisfactory to Collateral Agent, to the extent required pursuant to Section 6.13 of the Credit Agreement and Section 11.08 of the Indenture;
          (d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit in a face amount greater than $50,000, individually, or $100,000, in the aggregate, shall promptly (and in any event within five (5) Business Days after becoming a beneficiary), notify Collateral Agent thereof and, upon the request by Collateral Agent, enter into a tri-party agreement with Collateral Agent and the issuer or confirmation bank with respect to letter-of-credit rights (as that term is defined in the UCC) assigning such letter-of-credit rights to Collateral Agent and directing all payments thereunder to Collateral Agent, all in form and substance reasonably satisfactory to Collateral Agent;
          (e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within five (5) Business Days of receipt thereof), notify Collateral Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party and, upon request of Collateral Agent, promptly amend Schedule 1, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Collateral Agent to give Collateral Agent a first priority, perfected security interest in any such Commercial Tort Claim;
          (f) Intentionally Omitted;
          (g) Intellectual Property.
               (i) Upon request of Collateral Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Collateral Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to evidence Collateral Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;
               (ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor’s business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the operation of such Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business without the prior written consent of Collateral Agent;
               (iii) Grantors acknowledge and agree that Secured Parties shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no Secured Party shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Collateral Agent or any Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including fees and expenses of attorneys and other professionals) shall be for the sole account of the Borrower and shall be chargeable to the Loan Account; and
               (iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright

Office or any similar office or agency without giving Collateral Agent prompt written notice thereof. Promptly upon any such filing, each Grantor shall comply with Section 6(g)(i) hereof;
          (h) Investment Related Property.
               (i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Agreement Date, it shall promptly (and in any event within five (5) Business Days of receipt thereof) deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;
               (ii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor after the occurrence and during the continuance of an Event of Default shall be held by the Grantors in trust for the benefit of Collateral Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Collateral Agent in the exact form received;
               (iii) Each Grantor shall promptly deliver to Collateral Agent a copy of each material written notice or other communication received by it in respect of any Pledged Interests, subject to Applicable Law;
               (iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than as permitted in the Credit Agreement and the Indenture;
               (v) Each Grantor agrees that it will cooperate with Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof; and
               (vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, unless such Pledged Interests are duly certificated, endorsed and delivered to Collateral Agent in accordance herewith;
          (i) Real Property; Fixtures. Each Grantor covenants and agrees that (i) upon the acquisition of any fee interest in Real Property in excess of $350,000 in value it will promptly (and in any event within five (5) Business Days of acquisition) notify Collateral Agent of the acquisition of such Real Property and (ii) upon the acquisition of any fee interest in Real

Property in excess of $500,000 in value, it will grant to Collateral Agent, for the benefit of the Secured Parties, a first priority Mortgage, subject to Permitted Liens, on each such acquired fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Collateral Agent, in connection with the grant of such Mortgage as Collateral Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including attorneys’ fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by Applicable Law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;
          (j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement and the Indenture, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Collateral Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents and the Indenture or the other Senior Note Documents;
          (k) General Intangibles. To the extent that any asset purchase agreement or similar document in respect of any acquisition permitted under the Credit Agreement and the Indenture prohibits the grant of a security interest in any Grantor’s interest therein (including any provision stating that such grant would constitute a default under, or give rise to the right to terminate, such agreement), such Grantor shall use good faith commercially reasonable efforts to secure the consent to the granting of such security interest from each counterparty thereto on or prior to the date of consummation of such acquisition. To the extent that any other agreement (including any other Material Contract) contains any enforceable provision prohibiting the grant of a security interest in any Grantor’s interest therein (including any provision stating that such grant would constitute a default under, or give rise to the right to terminate, such agreement), such Grantor shall use good faith commercially reasonable efforts to secure the consent to the granting of such security interest from each counterparty thereto within 30 days of any request by Collateral Agent to do so; provided, however, that if the applicable counterparty is an Affiliate of such Grantor, such Grantor shall be required to secure the consent of such Affiliate to the granting of a security interest within 30 days of Collateral Agent’s request; and
          (l) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) notify Collateral Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the UCC), promissory notes (as defined in the UCC), or instruments (as defined in the UCC) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of Collateral Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel

Paper, other documents or certificates evidencing any such Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Collateral Agent to protect Collateral Agent’s Security Interest therein.
     Notwithstanding anything to the contrary contained herein, Grantors shall not be required to deliver any document or certificate or take any further action to perfect the security interest in the Equity Interests of CoBank, ACB, so long as such Investments are not acquired through the expenditure of any cash or other assets of any Grantor, other than a one time membership fee in an amount not to exceed $1,000.
     7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents and the other Senior Note Documents referred to below in the manner so indicated.
          (a) Credit Agreement; Indenture. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement with respect to the rights and interests of the Lender Group, such provision of this Agreement shall control. In the event of any conflict between any provision in this Agreement and a provision in the Indenture with respect to the rights and interests of the Trustee or the Senior Note Holders, such provision of this Agreement shall control. In the event of any conflict between any provision of this Agreement and a provision in any Additional Loan and Notes Agreement (as defined in the Intercreditor Agreement) with respect to the rights and interests of any Additional Loan and Notes Secured Parties (as defined in the Intercreditor Agreement) such provision of this Agreement shall control.
          (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Agent hereunder.
     8. Further Assurances.
          (a) Each Grantor agrees that from time to time, at the request of Collateral Agent, at such Grantor’s own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary to perfect or that Collateral Agent may reasonably request in order to perfect and protect, any Security Interest granted or purported to be granted hereby or that may be necessary to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.
          (b) Each Grantor authorizes the filing by Collateral Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Collateral Agent such other instruments or notices, as may be necessary or as Collateral Agent may request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.
          (c) Each Grantor authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i)

describing the Collateral as “all personal property of debtor”, “all assets of debtor”, “all assets of the Debtor, whether now existing or hereafter acquired” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction.
          (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
     9. FCC Licenses; State PUC Licenses; Related Collateral.
          (a) Collateral Agent’s rights hereunder (and the rights of any receiver appointed by reason of the exercise of remedies hereunder) with respect to the FCC Licenses and the State PUC Licenses and any Collateral subject to such FCC Licenses and State PUC Licenses, are expressly subject to, and limited by any obligations and/or restrictions imposed by, the Communications Act and State Telecommunication Laws, as applicable. Prior to the exercise by Collateral Agent (or any receiver appointed by reason of the exercise of remedies hereunder) of any power, rights, privilege, or remedy pursuant to this Agreement which requires any consent, approval, or authorization of the FCC or any other Governmental Authority, Grantors, at the request of Collateral Agent, will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments, and other documents and papers that Collateral Agent determines may be required to obtain such consent, approval, or authorization. Without limiting the generality of the foregoing, each such Grantor will promptly upon request by Collateral Agent (or any such receiver so appointed) execute and deliver the appropriate portions of applications to the FCC or any other Governmental Authority for its consent to the assignment of or the direct or indirect transfer of control of the FCC Licenses and State PUC Licenses issued to such Grantor and/or any Collateral subject to such FCC Licenses and State PUC Licenses and use its commercially reasonable efforts, upon the request of Collateral Agent (or any receiver so appointed) to assist in obtaining from the FCC or such other Governmental Authority the necessary consent, approval and authorization, if any, for the assignment of or the direct or indirect transfer of control of such FCC Licenses, such State PUC Licenses, and any Collateral subject to the such FCC Licenses or State PUC Licenses to Collateral Agent or its designee upon or following acceleration of the payment of the Secured Obligations.
          (b) Notwithstanding anything to the contrary contained in this Agreement but without waiving or limiting any obligations of any Grantor hereunder, neither Collateral Agent nor any receiver appointed by reason of the exercise of remedies hereunder shall control, supervise, direct, or manage, or attempt to control, supervise, direct, or manage, the business of any Grantor, in any case that would constitute or result in any assignment of any FCC License or State PUC License or any Collateral subject to such FCC Licenses or State PUC Licenses, or a direct or indirect transfer of control of any Grantor, any FCC License or any State PUC License, whether de jure or de facto, if such assignment or such direct or indirect transfer of control would require under the Communications Laws or State Telecommunications Laws (including the written rules and regulations promulgated thereunder) the prior approval of the FCC or any PUC without first obtaining such approval.
          (c) Each Grantor agrees to take any action which Collateral Agent may request in order to obtain and enjoy the full rights and benefits granted to Collateral Agent by this Agreement, including the use of its commercially reasonable efforts to assist in obtaining approval of the FCC or any other Governmental Authority for any action or transaction contemplated by this Agreement which is then required by law, and specifically, without limitation, upon request following the occurrence of an Event of Default, to prepare, sign, and file (or cause to be prepared, signed, and filed) with the FCC or any PUC any portion of any application or applications for consent to the assignment or the direct or indirect transfer of control of the FCC Licenses or State PUC Licenses or any Collateral subject to such FCC Licenses or State PUC Licenses required to be signed by such Grantor and necessary or appropriate under the Communications Laws or State Telecommunications Laws (including the written rules and regulations promulgated thereunder) for approval of (i) any sale or transfer of any of the capital stock or other Collateral of such Grantor or any Pledged Company or (ii) any direct or indirect transfer of control of Grantor or any Pledged Company or any FCC License or any State PUC License held by such Grantor or any Pledged Company.
     10. Collateral Agent’s Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.
     11. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:
          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
          (b) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
          (c) to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;
          (d) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

          (e) to use any Equipment, fixtures, furniture, machinery, labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, Intellectual Property Licenses, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and
          (f) Collateral Agent on behalf of the Secured Parties shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents required by Collateral Agent in aid of such enforcement.
     To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.
     12. Collateral Agent May Perform. If any of Grantors fails to perform any agreement contained herein (after giving effect to all applicable grace periods) at such time as an Event of Default has occurred and is continuing, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.
     13. Collateral Agent’s Duties. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in Collateral Agent’s (or its agents’ or bailees’) possession or control and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.
     14. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Collateral Agent or Collateral Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Collateral Agent, for the benefit of the Secured Parties, or that Collateral Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents and the Senior Note Documents.
     15. Disposition of Pledged Interests by Collateral Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of

Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.
     16. Voting Rights.
          (a) Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and with prior notice to any Grantor, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.
          (b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Collateral Agent, vote or take any consensual action with respect to such Pledged Interests which would (i) affect the grant, perfection or priority of the Liens granted to the Collateral Agent and the Secured Parties, (ii) materially diminish the value of the Collateral, taken as a whole, or (iii) affect the ability of the Collateral Agent or any of the Secured Parties to realize or foreclose on the Collateral.
     17. Remedies. Upon the occurrence and during the continuance of an Event of Default:
          (a) Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, in the other Senior Note Documents or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) or any other Applicable Law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other Applicable Law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory or such other location as Collateral Agent may request, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) Collateral Agent is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, Intellectual Property Licenses, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or Intellectual Property, Equipment, fixtures, furniture, machinery or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent in each case, to the extent permitted under applicable licenses or as permitted under Applicable Law.
          (c) Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Intercreditor Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
          (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of one or more commercial transactions, and agrees that if an Event of Default shall occur and be continuing Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. Collateral Agent shall, to the extent permitted by Applicable Law, have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Collateral Agent.

     18. Remedies Cumulative. Each right, power, and remedy of Collateral Agent as provided for in this Agreement, in the other Loan Documents, in the other Senior Note Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, in the other Loan Documents, in the other Senior Note Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent of any or all such other rights, powers, or remedies.
     19. Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
     20. Indemnity and Expenses.
          (a) Each Grantor agrees to indemnify Collateral Agent and each Secured Party from and against all claims, lawsuits and liabilities (including attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement), any other Loan Document or any other Senior Note Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement, the Credit Agreement, the Indenture and the repayment of the Secured Obligations.
          (b) Grantors, jointly and severally, shall, upon demand, pay to Collateral Agent all the reasonable, documented expenses which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement, the other Loan Documents and the other Senior Note Documents, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.
     21. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AND THE OTHER SENIOR NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES

WITH RESPECT TO THE MATTERS ADDRESSED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent and each of Grantors to which such amendment applies.
     22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
     23. Continuing Security Interest: Assignments under Credit Agreement and Indenture. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations and the Senior Note Indebtedness have been repaid in full in cash, or otherwise satisfied to the satisfaction of the Secured Parties, in accordance with the provisions of the Intercreditor Agreement, the Credit Agreement, and the Indenture, and the Revolving Loan Commitment has expired or has been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender or Senior Note Holder may, in accordance with the provisions of the Credit Agreement or the Indenture, as applicable, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of the Revolving Loan Commitments, the Loans owing to it and any Revolving Loan Notes held by it), the Indenture or the notes issued under the Indenture, as applicable, to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender or Senior Note Holder, as applicable, herein or otherwise. (x) Upon repayment in full in cash, or other satisfaction to the satisfaction of the Secured Parties, of the Secured Obligations in accordance with the provisions of the Intercreditor Agreement, the Credit Agreement, and the Indenture, and the expiration or termination of the Revolving Loan Commitment, the Security Interest granted hereby on all of the Collateral shall, and (y) upon the sale, transfer or other disposition to a non-Grantor of any portion of the Collateral (including Equity Interests in a Grantor), which sale, transfer or disposition is permitted by the Credit Agreement and the Indenture, the Security Interest granted hereby on all of such sold, transferred or disposed Collateral (and, in the case of a sale, transfer or a disposition of Equity Interests in a Grantor other than a Borrower, that results in such Grantor no longer being a Subsidiary of any Borrower, the Security Interest granted hereby on all of the Collateral in and to which such Grantor has any right, title or interest), shall, in each case, automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral (or such portion thereof) shall revert to Grantors or any other Person entitled thereto. At such time, Collateral Agent will authorize the filing of appropriate termination statements to evidence the termination of such Security Interests to the extent described above. At the request and sole expense of any Grantor following any such termination, Collateral Agent shall deliver to such Grantor any Pledged Collateral or other Collateral then held by Collateral Agent hereunder in which the Security Interest has been terminated, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Except as provided above, no transfer or renewal, extension, assignment, or termination of this Agreement, the Credit Agreement, any other Loan Document, the Indenture, any other Senior Note Document or any other instrument or document executed and delivered by any Grantor to Collateral Agent nor any additional Advances or other loans made by Collateral Agent or any Lender to the Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Collateral Agent, nor any other act of any Secured Party shall release any of Grantors from any obligation, except a release or discharge executed in writing by Collateral Agent in accordance with the provisions of the Credit Agreement and the Indenture. Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.
     24. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.
          (a) THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          (b) FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY COLLATERAL AGENT WITH RESPECT TO THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE STATE OF NEW YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK, THE BORROWER, OR SUCH OTHER PERSON AS SUCH GRANTOR SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO COLLATERAL AGENT. THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE. THE SECURED PARTIES SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH GRANTOR AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH GRANTOR SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF NEW YORK, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH GRANTOR SERVED WHEN DELIVERED, WHETHER OR NOT SUCH AGENT GIVES NOTICE TO SUCH GRANTOR; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED OR THREE (3) BUSINESS DAYS AFTER MAILING BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH AUTHORIZED AGENT. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH GRANTOR AT THE ADDRESS SET FORTH ABOVE, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH

MAILING. IN THE EVENT THAT, FOR ANY REASON, SUCH AGENT OR ITS SUCCESSORS SHALL NO LONGER SERVE AS AGENT OF EACH GRANTOR TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK, EACH GRANTOR SHALL SERVE AND ADVISE COLLATERAL AGENT THEREOF SO THAT AT ALL TIMES EACH GRANTOR WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK ON BEHALF OF SUCH GRANTOR WITH RESPECT TO THIS AGREEMENT, ALL OTHER LOAN DOCUMENTS, ALL OTHER SENIOR NOTE DOCUMENTS AND THE BANK PRODUCTS DOCUMENTS. IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.
          (c) EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          (d) EACH GRANTOR AND EACH SECURED PARTY TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY GRANTOR, ANY SECURED PARTY OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.
     25. New Subsidiaries. Pursuant to Section 6.18 of the Credit Agreement and Section 4.08 of the Indenture, certain new direct or indirect Domestic Subsidiaries (whether by acquisition or creation) of a Grantor may from time to time be required to enter into this Agreement by executing and delivering in favor of Collateral Agent a supplement to this Agreement in the form of Exhibit A attached hereto. Upon the execution and delivery of Exhibit A by any such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
     26. Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of the Secured Parties.

     27. Miscellaneous.
          (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
          (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
          (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.
          (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
          (e) Unless the context of this Agreement, any other Loan Document or any other Senior Note Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement, any other Loan Document or any other Senior Note Document refer to this Agreement, such other Loan Document or such other Senior Note Document, as the case may be, as a whole and not to any particular provision of this Agreement, such other Loan Document or such other Senior Note Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement, in any other Loan Document or any other Senior Note Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein, in any other Loan Document or any other Senior Note Document to the satisfaction or repayment in full of the Obligations and the Senior Note Indebtedness shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations and the Senior Note Indebtedness other than unasserted contingent indemnification Obligations and Senior Note Indebtedness. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein, in any other Loan Document or any other Senior Note Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
[remainder of page left blank intentionally]

          IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	ZAYO GROUP, LLC
	By:	/s/ Ken desGarennes
		Name:	Ken desGarennes
		Title:	Chief Financial Officer

ZAYO CAPITAL, INC.
	By:	/s/ Ken desGarennes
		Name:	Ken desGarennes
		Title:	Chief Financial Officer

ZAYO ENTERPRISE NETWORKS, LLC
	By:	/s/ Ken desGarennes
		Name:	Ken desGarennes
		Title:	Chief Financial Officer

ZAYO BANDWIDTH, LLC
	By:	/s/ Ken desGarennes
		Name:	Ken desGarennes
		Title:	Chief Financial Officer

ZAYO COLOCATION, INC.
	By:	/s/ Ken desGarennes
		Name:	Ken desGarennes
		Title:	Chief Financial Officer
Security Agreement

ZAYO BANDWIDTH TENNESSEE, LLC
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

ADESTA COMMUNICATIONS, INC.
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

FIBERNET TELECOM, INC.
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

LOCAL FIBER, LLC
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

ZAYO BANDWIDTH CENTRAL, LLC
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

ZAYO BANDWIDTH CENTRAL (VIRGINIA), LLC
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer
Security Agreement

ZAYO BANDWIDTH NORTHEAST, LLC
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

ZAYO BANDWIDTH NORTHEAST SUB, LLC
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

Security Agreement

COLLATERAL AGENT:	SUNTRUST BANK, as Collateral Agent
	By:	/s/ Horace J. Zona III
		Name:	Horace J. Zona III
		Title:	Managing Director

Schedule 1
Commercial Tort Claims
     None.

Schedule 2
Copyrights
     None.

2

Schedule 3
Intellectual Property Licenses
     None.

3

Schedule 4
Patents
     None.

4

Schedule 5
Pledged Companies

					% of Total
					Equity
					Represented
			Number of	Certificate	by
Pledgor	Pledged Entity	Type of Interest	Shares/Units	No.	Certificate
Zayo Bandwidth, LLC	Zayo Bandwidth Tennessee, LLC	Membership Interest Units	1,000	3	100%

Zayo Group, LLC	Zayo Bandwidth Northeast, LLC	Membership Interest Units	1,000	3	100%

Zayo Bandwidth Northeast, LLC	Zayo Bandwidth Northeast Sub, LLC	Membership Interest Units	1,000	2	100%

Zayo Group, LLC	Zayo Bandwidth Central, LLC	Membership Interest Units	1,000	2	100%

Zayo Bandwidth Central, LLC	Zayo Bandwidth Central (Virginia), LLC	Membership Interest Units	1,000	2	100%

Zayo Group, LLC	Zayo Bandwidth, LLC	Membership Interest Units	1,000	2	100%

Zayo Bandwidth, LLC	Adesta Communications, Inc.	Common Stock	100	CS-3	100%

Zayo Colocation, Inc.	FiberNet Telecom, Inc.	Common Stock	1,000	14	100%

Zayo Group, LLC	Zayo Enterprise Networks, LLC	Membership Interest Units	1,000	2	100%

FiberNet Telecom, Inc.	Local Fiber, LLC	Membership Interest Units	1,000	2	100%

Zayo Group, LLC	Zayo Colocation, Inc.	Common Stock	100	CS-3	100%

Zayo Group, LLC	Zayo Capital, Inc.	Common Stock	100	1	100%

5

Schedule 6
Trademarks
U.S. Trademarks:

		Application Serial	Registration Number/
Registered Owner	Trademark Description	Number/Filing Date	Registration Date
Zayo Group, LLC	ZAYO BANDWIDTH	77245166 August 2, 2007	3500859 September 16, 2008

Zayo Group, LLC	ZAYO	77244680 August 1, 2007	3500857 September 16, 2008

Zayo Group, LLC	ZCOLO	77825058 September 11, 2009	Application Still Pending

Zayo Bandwidth Tennessee, LLC	MEMPHIS NETWORX & Design	75873249 December 17, 1999	2572278 May 21, 2002

Zayo Bandwidth Tennessee, LLC (formerly known as Memphis Networx, LLC)*	MEMPHIS NETWORX THE BACKBONE OF THE CITY & Design	76537187 August 4, 2003	2878837 August 31, 2004

Zayo Bandwidth Tennessee, LLC	MEMPHIS NETWORX	75873248 December 17, 1999	2545349 March 5, 2002

Zayo Enterprise Networks, LLC (formerly known as VoicePipe Communications, LLC)*	VOICEPIPE	78202250 January 10, 2003	2853563 June 15, 2004

Zayo Colocation, Inc. (formerly FiberNet Telecom Group, Inc.)*		78693888 August 16, 2005	3395986 March 11, 2008

1,500
500
3,000
6,500
3,000
4,000
3,000
25,000
7,500
49,000
52,000
43,000
2,000
15,000
35,000
12,500
37,500
6,000
4,500
8,500
52,500
46,000
15,500
6,000
10,500
5,000
0
Conduit Footage
Number of Duct, Duct Available
1 / 1
2 / 2
3 / 2
3 / 3
4 / 3
4 / 4
5 / 5
6 / 5

AGL Networks

An AGL Resources Company

Zayo Colocation, Inc. (formerly FiberNet Telecom Group, Inc.)*		77044317 November 15, 2006	3361370 January 1, 2008

8 / 6 29,000'
1 / 0 35,500
8 / 6 10,000
8 / 6 18,000'
2 / 1 9,560'
8 / 6 19,000'
1 / 0 11,000
8 / 6 11,000'
8 / 6 19,500'
1 / 0 26,000
2 / 1 83,000'
8 / 6 47,500'
8 / 6 74,000
1 / 0 15,500
1 / 0 28,000
2 / 1 37,000'
4 / 3 6,100'
8 / 6 12,000'
2 / 1 7,500
1 / 0 10,000
2 / 1 25,000
8 / 6 52,000'
2 / 1 5,000
2 / 1 16,000'
1 / 0 6,000
2 / 1 33,000
8 / 6 6,000'
8 / 6 57,000'
8 / 6 6,500'
8 / 6 29,000'
8 / 6 16,000'
3 / 0 42,500
8 / 6 5,500'
4 / 2 8,500'
4 / 2 21,500'
1 / 0 33,500
3 / 0 29,500
8 / 6 28,000'
8 / 6 8,500'
2 / 1 36,000'
1 / 0 4,000
1 / 0 17,500
2 / 0 38,500
8 / 6 15,000'
2 / 1 21,000'
1 / 0 20,500
8 / 6 13,000'
8 / 6 11,000'
1 / 0 20,500
1 / 0 27,000
8 / 6 5,000'
8 / 6 36,500'
1 / 0 27,500
8 / 6 2,500'
8 / 6 11,000'
8 / 6 6,500'
2 / 1 3,500'
8 / 6 6,500'
8 / 6 1,500'
4 / 3 53,000'
4 / 3 21,500'
8 / 6 8,000'
8 / 6 14,000'
4 / 2 7,000'
8 / 6 6,500'
8 / 6 6,000'
1 / 0 24,000
8 / 6 20,000'
4 / 3 33,000'
8 / 6 20,000'
2 / 1 42,500'
2 / 1 46,500'
Total Ducts / Available Ducts
0 / 0
Duct Available
No Duct Available

6

		Application Serial	Registration Number/
Registered Owner	Trademark Description	Number/Filing Date	Registration Date
Zayo Colocation, Inc. (formerly FiberNet Telecom Group, Inc.)*		77037993 November 6, 2006	3350844 December 11, 2007

1 / 0 3,000
2 / 1 34,000
2 / 1 20,000
2 / 1 63,000
1 / 0 169,000
2 / 1 2,000
2 / 1 36,000
1 / 0 30,500
1 / 0 7,000
1 / 0 34,500
1 / 0 9,500
1 / 0 7,500
2 / 1 25,000
1 / 0 11,500
1 / 0 13,000
1 / 0 33,000
1 / 0 19,500
3 / 2 8,000
2 / 1 37,000
1 / 0 29,000
1 / 0 4,500
2 / 1 40,000
1 / 0 10,000
1 / 0 29,000
1 / 0 20,000
2 / 1 34,000
1 / 0 8,000
4 / 3 15,000
1 / 0 6,000
1 / 0 2,800
1 / 0 5,000
1 / 0 5,500
1 / 0 28,000
2 / 1 43,000
1 / 0 13,000
3 / 2 20,000
1 / 0 4,000
1 / 0 7,500
1 / 0 17,000
3 / 2 8,000
2 / 1 44,000
3 / 2 5,000
2 / 1 44,000
3 / 2 6,000
3 / 2 5,000
2 / 1 50,000
Total Ducts / Available Ducts
0 / 0
Duct Available
No Duct Available

AGL Networks

An AGL Resources Company

Zayo Colocation, Inc. (formerly FiberNet Telecom Group, Inc.)*		78750871 November 9, 2005	3198383 January 16, 2007

*	Per schedule 6.20 to the Credit Agreement, the applicable Borrower Party shall update ownership information of record for this Trademark.
Foreign Trademarks: None issued or pending.

7

Schedule 7
Trade Names; Organizational Identification Numbers; Chief Executive Offices

		Organizational
Entity, State of	Trade Name (within	Identification	Chief Executive	Principal Place	Location of
Incorporation	last 5 years)	Number	Office	of Business	Books/Records
Zayo Capital, Inc., Delaware	n/a	4786114	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Zayo Group, LLC, Delaware	Formerly CII Holdco, Inc. Its name was changed to Zayo Bandwidth, Inc. on August 13, 2007 and was converted from Zayo Bandwidth, Inc. and its name changed to Zayo Group, LLC on February 15, 2008.	4346984	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Zayo Enterprise Networks, LLC, Delaware	Formerly Zayo Managed Services, LLC and VoicePipe Communications, LLC. VoicePipe Communications, LLC was formerly VoicePipe Communications, Inc. and was originally a division of ICG Communications, Inc.	4156637	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

8

		Organizational
Entity, State of	Trade Name (within	Identification	Chief Executive	Principal Place	Location of
Incorporation	last 5 years)	Number	Office	of Business	Books/Records
Zayo Bandwidth, LLC, Delaware	Zayo Bandwidth Indiana, LLC, Zayo Bandwidth Tri-State, LLC, Zayo Bandwidth Northwest, Inc., Zayo Bandwidth Midwest, LLC, Fiberlink LLC dba Columbia Fiber Solutions, and Zayo Bandwidth Tri-State II, LLC merged with and into Zayo Bandwidth, LLC on February 28, 2010. Zayo Bandwidth Indiana, LLC formerly Indiana Fiber Works, LLC (from September 4, 2002 to October 26, 2007) Prior to being known as Indiana Fiber Works, LLC it was known as MXM Acquisition, LLC.	4537167	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

9

		Organizational
Entity, State of	Trade Name (within	Identification	Chief Executive	Principal Place	Location of
Incorporation	last 5 years)	Number	Office	of Business	Books/Records
Zayo Colocation, Inc., Delaware	Formerly Fibernet Telecom Group, Inc. Devnet, LLC and FiberNet Operations, Inc. merged with and into Zayo Colocation, Inc. on February 28, 2010.	3230910	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Zayo Bandwidth Tennessee, LLC, Tennessee	Formerly Memphis Networx, LLC (prior to August 22, 2007)	0379620	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Adesta Communications, Inc., Delaware	n/a	2886085	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

FiberNet Telecom, Inc., Delaware	FiberNet Equal Access, LLC and Availus, LLC merged with and into FiberNet Telecom, Inc. on February 28, 2010	2425770	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Local Fiber, LLC, New York	n/a	NY does not issue	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Zayo Bandwidth Northeast, LLC, Delaware	Formerly PPL Telecom, LLC (prior to August 27, 2007)	3307853	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Zayo Bandwidth Northeast Sub, LLC, Delaware	Formerly PPL Prism, LLC (prior to August 27, 2007)	3489067	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

Zayo Bandwidth Central, LLC, Delaware	Formerly Citynet Fiber Network, LLC	3670198	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

10

		Organizational
Entity, State of	Trade Name (within	Identification	Chief Executive	Principal Place	Location of
Incorporation	last 5 years)	Number	Office	of Business	Books/Records
Zayo Bandwidth Central (Virginia), LLC, Delaware	Formerly Citynet Virginia, LLC	3690851	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027	901 Front Street, Ste 200 Louisville, CO 80027

11

Schedule 8
Owned Real Property
     None.

12

Schedule 9
List of Uniform Commercial Code Filing Jurisdictions

Filing Jurisdiction –
	Filing Jurisdiction –	Transmitting Utility
Grantor	Personal Property	Filing
Zayo Group, LLC	Delaware	Colorado, Delaware

Zayo Capital, Inc.	Delaware	Delaware

Zayo Bandwidth, LLC	Delaware	Arizona, California, Colorado, Delaware, Idaho, Indiana, Illinois, Kentucky, Michigan, Minnesota, New York, North Dakota, Ohio, Oregon, South Dakota, Tennessee, Texas, Utah, Washington

Zayo Enterprise Networks, LLC	Delaware	Arkansas, California, Colorado, Delaware, Idaho, Indiana, Michigan, Minnesota, Missouri, Ohio, Oregon, Pennsylvania, Tennessee, Texas, Washington

Zayo Bandwidth Central, LLC	Delaware	Delaware, Illinois, Indiana, Kentucky, Maryland, Michigan, New Jersey, North Carolina, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas, West Virginia, Washington D.C.

Zayo Bandwidth Central (Virginia), LLC	Delaware	Delaware, Virginia

Zayo Bandwidth Tennessee, LLC	Tennessee	Mississippi, Tennessee

Adesta Communications, Inc.	Delaware	Colorado, Delaware,Illinois, Nebraska, New Jersey

13

	Filing Jurisdiction –	Filing Jurisdiction –
Grantor	Personal Property	Transmitting Utility Filing
Zayo Bandwidth Northeast, LLC	Delaware	Delaware, Pennsylvania, Maryland, New Jersey, New York, Virginia, Washington, D.C.

Zayo Bandwidth Northeast Sub, LLC	Delaware	Delaware, Pennsylvania, Maryland, New Jersey, New York, Virginia, Washington, D.C

Zayo Colocation, Inc.	Delaware	California, Delaware, Illinois, New Jersey, New York, Pennsylvania

FiberNet Telecom, Inc.	Delaware	Delaware, New York

Local Fiber, LLC	New York	California, New York

14

EXHIBIT A
FORM OF SECURITY AGREEMENT SUPPLEMENT
     Supplement No. ____ (this “Supplement”) dated as of _______________, 20__, to the Security Agreement, dated as of March 12, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and SUNTRUST BANK, in its capacity as Collateral agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Zayo Group, LLC, a Delaware limited liability company (the “Administrative Borrower”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors (the “Guarantors”), the financial institutions party thereto as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the administrative agent for the Lenders (the “Administrative Agent”), and SunTrust Bank, as Collateral Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;
     WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Indenture”), by and among the Borrower, the Guarantors and The Bank of New York Mellon Trust Company, N.A. , as indenture trustee for the holders of the Senior Note Indebtedness (the “Trustee”; together with the Lender Group, Collateral Agent and the holders from time to time of the Senior Note Indebtedness, and any Additional Loan and Notes Secured Parties (as defined in the Intercreditor Agreement), the “Secured Parties”), the Borrowers issued or propose to issue their 10.25% Senior Secured Notes due 2017 in the original principal amount of $250,000,000;
     WHEREAS, the Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the Indenture, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of March 12, 2010, (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);
     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement;
     WHEREAS, Grantors have entered into the Security Agreement in order to induce the Secured Parties to make certain financial accommodations to the Borrower; and

     WHEREAS, pursuant to the Credit Agreement and the Indenture, new direct or indirect Domestic Subsidiaries of the Borrower must execute and deliver certain Loan Documents and Senior Note Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Collateral Agent, for the benefit of the Secured Parties;
     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:
     1. In accordance with Section 25 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Secured Parties, a security interest in and security title to all assets of such New Grantor of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, “Trade Names; Organizational Identification Numbers; Chief Executive Offices”, Schedule 8, “Owned Real Property”, Schedule 9, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8 and Schedule 9, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.
     2. Each New Grantor represents and warrants to the Secured Parties that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York.
[remainder of page left blank intentionally]

     IN WITNESS WHEREOF, each New Grantor and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]
By:
Name:
Title:

[Name of New Grantor]
By:
Name:
Title:

COLLATERAL AGENT:	SUNTRUST BANK
By:
Name:
Title:

EXHIBIT B
FORM OF COPYRIGHT SECURITY AGREEMENT
     This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of this ___ day of ___________, 20__, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as collateral agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Zayo Group, LLC, a Delaware limited liability company (the “Administrative Borrower”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors (the “Guarantors”), the financial institutions party thereto as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the administrative agent for the Lenders (the “Administrative Agent”), and SunTrust Bank, as Collateral Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;
     WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Indenture”), by and among the Borrower, the Guarantors and The Bank of New York Mellon Trust Company, N.A. , as indenture trustee for the holders of the Senior Note Indebtedness (the “Trustee”; together with the Lender Group, Collateral Agent and the holders from time to time of the Senior Note Indebtedness, and any Additional Loan and Notes Secured Parties (as defined in the Intercreditor Agreement), the “Secured Parties”), the Borrowers issued or propose to issue their 10.25% Senior Secured Notes due 2017 in the original principal amount of $250,000,000;
     WHEREAS, the Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the Indenture, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of March 12, 2010, (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
     2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):
          (a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;
          (b) all reissues, continuations or extensions of the foregoing; and
          (c) all proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.
     3. SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Obligations and the Senior Note Indebtedness and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Collateral Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

     6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement, any other Loan Document or any other Senior Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.
     7. CONSTRUCTION. Unless the context of this Copyright Security Agreement, any other Loan Document or any other Senior Note Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement, in any other Loan Document or in any other Senior Note Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations and the Senior Note Indebtedness shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations and Senior Note Indebtedness other than unasserted contingent indemnification Obligations and Senior Note Indebtedness. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein, in any other Loan Document or in any other Senior Note Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
[remainder of page left blank intentionally]

          IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	[ ]
By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:	SUNTRUST BANK, as Collateral Agent
By:
Name:
Title:

Copyright Security Agreement

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
Copyright Registrations

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT C
FORM OF PATENT SECURITY AGREEMENT
     This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made as of this ___ day of ___________, 20__, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as collateral agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Zayo Group, LLC, a Delaware limited liability company (the “Administrative Borrower”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors (the “Guarantors”), the financial institutions party thereto as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the administrative agent for the Lenders (the “Administrative Agent”), and SunTrust Bank, as Collateral Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;
     WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Indenture”), by and among the Borrower, the Guarantors and The Bank of New York Mellon Trust Company, N.A. , as indenture trustee for the holders of the Senior Note Indebtedness (the “Trustee”; together with the Lender Group, Collateral Agent and the holders from time to time of the Senior Note Indebtedness, and any Additional Loan and Notes Secured Parties (as defined in the Intercreditor Agreement), the “Secured Parties”), the Borrowers issued or propose to issue their 10.25% Senior Secured Notes due 2017 in the original principal amount of $250,000,000;
     WHEREAS, the Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the Indenture, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of March 12, 2010, (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured parties, this Patent Security Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):
     (a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;
     (b) all reissues, continuations or extensions of the foregoing; and
     (c) all proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.
     3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and the Senior Note Indebtedness and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Collateral Agent with respect to any such new patent rights. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security

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Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement, any other Loan Document or any other Senior Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.
     7. CONSTRUCTION. Unless the context of this Patent Security Agreement, any other Loan Document or any other Senior Note Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement, in any other Loan Document or any other Senior Note Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations and the Senior Note Indebtedness shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations and Senior Note Indebtedness other than unasserted contingent indemnification Obligations and Senior Note Indebtedness. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein, in any other Loan Document or in any other Senior Note Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
[remainder of page left blank intentionally]

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          IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	[ ]
By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:	SUNTRUST BANK, as Collateral Agent
By:
Name:
Title:

PATENT SECURITY AGREEMENT

SCHEDULE I
to
PATENT SECURITY AGREEMENT
Patent Registrations

Grantor	Country	Patent	Registration No.	Registration Date

Patent Licenses

2

EXHIBIT D
FORM OF PLEDGED INTERESTS ADDENDUM
     This Pledged Interests Addendum, dated as of _________ ___, 20___, is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of March 12, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to SUNTRUST BANK, as Collateral Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, the Credit Agreement (as defined in the Security Agreement). The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to Collateral Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.
     The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]
By:
Name:
Title:

     Pledged Interests Addendum

	Name of Pledged	Number of		Percentage of Class
Name of Pledgor	Company	Shares/Units	Class of Interests	Owned	Certificate Nos.

EXHIBIT E
FORM OF TRADEMARK SECURITY AGREEMENT
     This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made as of this 12th day of March, 2010, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as collateral agent for the Secured Parties (together with its successors, “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Zayo Group, LLC, a Delaware limited liability company (the “Administrative Borrower”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors (the “Guarantors”), the financial institutions party thereto as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, SunTrust Bank, as the administrative agent for the Lenders (the “Administrative Agent”), and SunTrust Bank, as Collateral Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;
     WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended, restated, supplemented, Refinanced, in whole or in part, replaced or otherwise modified from time to time, the “Indenture”), by and among the Borrower, the Guarantors and The Bank of New York Mellon Trust Company, N.A. , as indenture trustee for the holders of the Senior Note Indebtedness (the “Trustee”; together with the Lender Group, Collateral Agent and the holders from time to time of the Senior Note Indebtedness, and any Additional Loan and Notes Secured Parties (as defined in the Intercreditor Agreement), the “Secured Parties”), the Borrowers issued or propose to issue their 10.25% Senior Secured Notes due 2017 in the original principal amount of $250,000,000;
     WHEREAS, the Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the Indenture, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of March 12], 2010, (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured parties, this Trademark Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):
          (a) all of its Trademarks (other than any intent-to-use United States Trademark application for which an amendment to allege use or statement of use has not been filed and accepted by the United States Patent and Trademark Office) and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;
          (b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;
          (c) all reissues, continuations or extensions of the foregoing;
          (d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and
          (e) all proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.
     3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and the Senior Note Indebtedness and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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     5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Collateral Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement, any other Loan Document or any other Senior Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.
     7. CONSTRUCTION. Unless the context of this Trademark Security Agreement, any other Loan Document or any other Senior Note Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement, in any other Loan Document, or in any other Senior Note Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations and the Senior Note Indebtedness shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations and Senior Note Indebtedness other than unasserted contingent indemnification Obligations and Senior Note Indebtedness. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein, in any other Loan Document or in any other Senior Note Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
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3

          IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	[ ]
By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:	SUNTRUST BANK, as Collateral Agent
By:
Name:
Title:

     TRADEMARK SECURITY AGREEMENT

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
Trademark Registrations/Applications

Application/ Registration
Grantor	Country	Mark	No.	App/Reg Date

Trade Names
Common Law Trademarks
Trademarks Not Currently In Use
Trademark Licenses